Exhibit 10

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statements on Form F-3 (No. 333-131387, No 333-130534 and No. 333-111132) and on Form S-8 (No. 333-131274) of Teva Pharmaceutical Industries Limited of our report dated February 28, 2008 relating to the consolidated financial statements and the effectiveness of internal control over financial reporting, which appears in this Form 20-F. We also consent to the incorporation by reference of our report dated February 28, 2008 relating to the Financial Statement Schedule, which appears in this Form 20-F.

Tel-Aviv, Israel	/s/ Kesselman & Kesselman
February 28, 2008	Certified Public Accountants (Isr.)
A member of PricewaterhouseCoopers
International Limited